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                                                                     Exhibit 4.1

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COMMON STOCK                                                                                                            COMMON STOCK
   NUMBER                                                                                                                  SHARES


                                                           ANTIGENICS INC.



                                                           ANTIGENICS INC.
                                                                                                          CUSIP [         ]
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

                              FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

ANTIGENICS INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Delaware, the Certificate of
Incorporation and By-Laws of the Corporation and all amendments thereto, to which the holder of this certificate by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                           Dated:

SEAL


         __________________________________________________                      ______________________________________________
         PRESIDENT                                                               SECRETARY

                                                                        Countersigned and Registered:
                                                                                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                   New York, NY
                                                                                                   Transfer Agent
                                                                                                   and Registrar

                                                                        By_____________________________________________________
                                                                                                   Authorized Signature
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         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF
STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON
REQUEST, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE
PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN  - as joint tenants with
                     right of survivorship and
                     not as tenants in common


         UNIF GIFT MIN ACT - _____________ Custodian ______________
                                 (Cust)                  (Minor)

                  under Uniform Gifts to Minors

                  Apt_______________________________________
                                    (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                           ----------------------------------
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


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THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.